EXHIBIT 10.8

                              AMENDMENT NUMBER 1
                                      TO
                  SECURED PROMISSORY NOTE DUE MARCH 30, 2007
                  ------------------------------------------

      THIS IS AMENDMENT NUMBER 1 ("this Amendment") that is being executed and delivered by and between Global Capital Funding Group, L.P., a Delaware limited partnership ("GCFG") and Rapid Link, Inc., formerly known as Dial-Thru International Corporation, a Delaware corporation ("Rapid Link"), and dated effective as of September 14, 2006 in order to amend that certain Secured Promissory Note by and between GCFG and the Rapid Link and dated as of June 1, 2005 (the "Note") and by which GCFG and Rapid Link, in consideration of the mutual promises contained in the Note due March 30, 2007 and in this Amendment and other good and valuable consideration (the sufficiency, mutuality and adequacy of which are hereby acknowledged), hereby agree as follows:

      1. Suspension of Quarterly Payments. The quarterly payment in the amount of $50,000 set forth in the opening paragraph of the Note due March 30, 2007 is suspended until December 1, 2006. Rapid Link shall resume the quarterly installment payments in the amount of $50,000 on the last day of March, June, September and December of each year until the Maturity Date, commencing December 31, 2006 (unless such day is not a Business Day, in which event on the next succeeding Business Day).

      2. Amendment to S4. S4 of the Note due March 30, 2007 is hereby amended by deleting it in its entirety and substituting in lieu of it the following:

      4. Pre-payment of Principal. For so long as no Event of Default shall have occurred and is continuing, the Company may, at its option, pre-pay in full the principal and accrued interest on this Note at any time before the Maturity Date at a prepayment discount of 20% up to December 1, 2006. Thereafter the discount shall decrease to 15% up to March 1, 2007; thereafter the discount shall decrease to 10% up to June 1, 2007; thereafter the discount shall decrease to 0% and be of no further effect.

      3. Amendment to S6. S6 of the Note due March 30, 2007 is hereby amended by adding after the formula description the following language:

      Provided, however, that the Conversion Price shall not be less than $0.10 nor greater than $0.25 during the term hereof.

      4. No Other Effect on the Note due March 30, 2007. Except as amended by this Amendment, the Note due March 30, 2007 remains in full force and effect.

      5. Effective Date. This Amendment is effective September 14, 2006.

      6. Miscellaneous.

           (a) Captions; Certain Rapid Definitions. Titles and captions of or in this Amendment are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Amendment or the intent of any of its provisions. The parties to this Amendment agree to all definitions in this statement of the parties to this Amendment. A capitalized term in this Amendment has the same meaning as it has as a capitalized term in the Note due March 30, 2007 unless the context clearly indicates to the contrary.

           (b) Controlling Law. This Amendment is governed by, and shall be construed and enforced in accordance with the laws of the State of Delaware (except the laws of that jurisdiction that would render such choice of laws ineffective).

           (c) Counterparts. This Amendment may be executed in one or more counterparts (one counterpart reflecting the signatures of all parties), each of which shall be deemed to be an original, and it shall not be necessary in making proof of this Amendment or its terms to account for more than one of such counterparts. This Amendment may be executed by each party upon a separate copy, and one or more execution pages may be detached from a copy of this Amendment and attached to another copy in order to form one or more counterparts.

                            Signature Page Follows

      DULY EXECUTED and delivered by GCFG and Rapid Link, on September 14, 2006 effective as set forth above.


 GCF:                          Global Capital Funding Group, L.P.
 ----
                               By:
                               Name:______________________________
                               Title:_____________________________


 Rapid Link:                   Rapid Link, Inc.
 -----------
                               By:
                               Name:______________________________
                               Title:_____________________________

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